UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2025

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On April 2, 2025, Verra Mobility Corporation (the “Company”) posted an announcement to its website regarding the press release issued by the New York City Department of Transportation on March 31, 2025 that identified the Company as the vendor to manage New York City’s automated enforcement camera safety programs.

A copy of the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information being furnished pursuant to Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Announcement, dated April 2, 2025, issued by Verra Mobility Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2025	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer